UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

Entertainment Properties Trust

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut, Suite 200

Kansas City, Missouri 64106

(Address of principal executive office)(Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

30 West Pershing Road, Suite 201

Kansas City, Missouri 64108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2010, Entertainment Properties Trust (the “Company”) announced its results of operations and financial condition for the third quarter and nine months ended September 30, 2010. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is hereby incorporated by reference herein.

In addition, on November 2, 2010, the Company made available on its website supplemental operating and financial data for the third quarter and nine months ended September 30, 2010, the text of which is set forth in Exhibit 99.2 hereto and is hereby incorporated by reference herein.

The information in this current report on Form 8-K, including the exhibits, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 2, 2010 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the third quarter and nine months ended September 30, 2010.

Exhibit 99.2	Supplemental Operating and Financial Data for the third quarter and nine months ended September 30, 2010 made available by Entertainment Properties Trust on November 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ MARK A. PETERSON
Mark A. Peterson
Vice President, Treasurer and Chief Financial Officer

Date: November 2, 2010

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 99.1	Press Release dated November 2, 2010 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the third quarter and nine months ended September 30, 2010.

Exhibit 99.2	Supplemental Operating and Financial Data for the third quarter and nine months ended September 30, 2010 made available by Entertainment Properties Trust on November 2, 2010.